Exhibit 77o

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                Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                    Scudder High Income Trust
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                                          Security Purchased             Comparsion Security           Comparison Security
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Issuer                                  JEFFERSON SMURFIT CORP           SILGAN HOLDINGS INC           KANSAS CITY SOUTHERN
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Underwriters                      Morgan Stanley, Bank of America,   DBAB, Morgan Stanley,       Morgan Stanley, Banc One, DBSI,
                                  DBSI, JP Morgan, Salomon, Bank of  Salomon, Fleet Bank         JP Morgan, Scotia Capital
                                  New York, Scotia Capital, SG Cowen
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
Years of continuous operation,                              > 3 years                   > 3 years                       > 3 years
including predecessors
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Security                                        SSCC 8.25%, 10/1/2012           SLGN 9%, 6/1/2009             KSU 7.5%, 6/15/2009
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Is the affiliate a manager or                              Co-Manager                  Co-Manager                      Co-Manager
co-manager of offering?
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Name of underwriter or dealer                          Morgan Stanley                         N/A                             N/A
from which purchased
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Firm commitment underwriting?                                     Yes                         Yes                             Yes
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Trade date/Date of Offering                                 9/10/2002                   4/23/2002                        6/5/2002
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Total dollar amount of offering                          $700,000,000                $200,000,000                    $200,000,000
sold to QIBs
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Total dollar amount of any                                         $0                          $0                              $0
concurrent public offering
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Total                                                    $700,000,000                $200,000,000                    $200,000,000
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Public offering price                                            $100                        $103                            $100
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Price paid if other than public                                   N/A                         N/A                             N/A
offering price
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Underwriting spread or commission                               1.50%                       1.75%                           1.75%
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Rating                                                           B2/B                        B1/B                         Ba2/BB-
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Current yield                                                   8.25%                       8.74%                           7.50%
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Total par value purchased                                     $65,000                         N/A                             N/A
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$ amount of purchase                                          $65,000                         N/A                             N/A
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% of offering purchased by fund                                 0.01%                         N/A                             N/A
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% of offering purchased by                                      0.47%                         N/A                             N/A
associated funds
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Total                                                           0.48%                         N/A                             N/A
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                Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                    Scudder High Income Trust
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                                          Security Purchased             Comparison Security           Comparison Security
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Issuer                                    GRAY TELEVISION INC           COMPASS MINERALS GROUP       D&B ACQUISITION SUB INC
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Underwriters                      Bank of America, Wachovia,         CSFB, JP Morgan, Credit     DBSI, UBS
                                  Allen&Co, DBSI                     Lyonnais, DBSI
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Years of continuous operation,                              > 3 years                   > 3 years                       > 3 years
including predecessors
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Security                                       GTNA 9.25%, 12/15/2011        COMPAS 10%,8/15/2011            DAB 12.25%,7/15/2009
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Is the affiliate a manager or                              Co-Manager                  Co-Manager                      Joint Lead
co-manager of offering?
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Name of underwriter or dealer                                Wachovia                         N/A                             N/A
from which purchased
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Firm commitment underwriting?                                     Yes                         Yes                             Yes
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Trade date/Date of Offering                                  9/5/2002                  11/15/2001                       6/28/2002
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Total dollar amount of offering                                    $0                $250,000,000                    $155,000,000
sold to QIBs
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Total dollar amount of any                               $100,000,000                          $0                              $0
concurrent public offering
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Total                                                    $100,000,000                $250,000,000                    $155,000,000
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Public offering price                                            $100                      100.00                           96.62
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Price paid if other than public                                   N/A                         N/A                             N/A
offering price
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Underwriting spread or commission                               2.25%                       2.60%                           3.00%
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Rating                                                          B3/B-                        B3/B                            B2/B
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Current yield                                                   9.25%                      10.00%                          12.68%
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Total par value purchased                                     $90,000                         N/A                             N/A
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$ amount of purchase                                          $90,000                         N/A                             N/A
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% of offering purchased by fund                                 0.09%                         N/A                             N/A
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% of offering purchased by                                      1.42%                         N/A                             N/A
associated funds
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Total                                                           1.51%                         N/A                             N/A
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                Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                    Scudder High Income Trust
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                                          Security Purchased             Comparison Security           Comparison Security
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Issuer                                      INTRAWEST CORP              ENCORE ACQUISITION CO          SILGAN HOLDINGS INC
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Underwriters                      DBSI, CIBC, Credit Lyonais, CSFB,  DBSI, CSFB, BNP, Comercia   DBAB, Morgan Stanley, Salomon,
                                  Scotia Capital & TD Securities     Bank, Fleet, Fortis, Frost  Fleet
                                                                     Securities, Goldman,
                                                                     Wachovia
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Years of continuous operation,                              > 3 years                   > 3 years                       > 3 years
including predecessors
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Security                                       INTRAW 10.5%, 2/1/2010       EAC 8.375%, 6/15/2012               SLGN 9%, 6/1/2009
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Is the affiliate a manager or                            Lead Manager                  Co-Manager                      Joint Lead
co-manager of offering?
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Name of underwriter or dealer                          Scotia Capital                         N/A                             N/A
from which purchased
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Firm commitment underwriting?                                     Yes                         Yes                             Yes
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Trade date/Date of Offering                                 9/13/2002                   6/19/2002                       4/23/2002
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Total dollar amount of offering                          $137,000,000                $150,000,000                    $200,000,000
sold to QIBs
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Total dollar amount of any                                         $0                          $0                              $0
concurrent public offering
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Total                                                    $137,000,000                $150,000,000                    $200,000,000
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Public offering price                                         $102.01                     $100.00                         $103.00
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Price paid if other than public                                   N/A                         N/A                             N/A
offering price
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Underwriting spread or commission                               1.75%                       2.50%                           1.75%
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Rating                                                          B1/B+                        B2/B                            B1/B
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Current yield                                                  10.29%                       8.38%                           8.74%
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Total par value purchased                                     $55,000                         N/A                             N/A
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$ amount of purchase                                          $56,108                         N/A                             N/A
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% of offering purchased by fund                                 0.04%                         N/A                             N/A
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% of offering purchased by                                      0.70%                         N/A                             N/A
associated funds
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Total                                                           0.74%                         N/A                             N/A
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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                    Scudder High Income Trust
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                                          Security Purchased             Comparison Security           Comparison Security
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Issuer                                   ENCORE ACQUISITION CO          COMPASS MINERALS GROUP         STEWART ENTERPRISES
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Underwriters                       DBSI, Credit Suisse First Boston, Credit Suisse First Boston,       Bank of America, DBAB, Credit
                                    BNP, Comercia Bank, Fleet Bank,  JP Morgan, Credit Lyonnais,       Lyonnais, Suntrust
                                   Fortis, Frost Securities, Goldman             DBAB
                                         Sachs, Wachovia Bank
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Years of continuous operation,                              > 3 years                   > 3 years                       > 3 years
including predecessors
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Security                                         EAC 8.375%,6/15/2012        COMPAS 10%,8/15/2011            STEI 10.75%,7/1/2008
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Is the affiliate a manager or                              Co-Manager                  Co-Manager                      Co-Manager
co-manager of offering?
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Name of underwriter or dealer                                    CSFB                         N/A                             N/A
from which purchased
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Firm commitment underwriting?                                     Yes                         Yes                             Yes
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Trade date/Date of Offering                                 6/19/2002                  11/15/2001                       6/19/2001
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Total dollar amount of offering
sold to QIBs                                          $150,000,000.00             $250,000,000.00                 $300,000,000.00
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Total dollar amount of any                                      $0.00                       $0.00                           $0.00
concurrent public offering
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Total                                                 $150,000,000.00             $250,000,000.00                 $300,000,000.00
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Public offering price                                         $100.00                     $100.00                         $100.00
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Price paid if other than public
offering price                                                    N/A                         N/A                             N/A
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Underwriting spread or commission                               2.50%                       2.60%                           2.75%
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Rating                                                           B2/B                        B3/B                            B2/B
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Current yield                                                   8.38%                      10.00%                          10.75%
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Total par value purchased                                     155,000                         N/A                             N/A
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$ amount of purchase                                      $155,000.00                         N/A                             N/A
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% of offering purchased by fund                                 0.10%                         N/A                             N/A
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% of offering purchased by                                      0.60%                         N/A                             N/A
associated funds
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Total                                                           0.70%                         N/A                             N/A
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